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                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 33-33530



                                                             August 11, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO OMITTED]





                        SUPPLEMENT DATED AUGUST 11, 2003

                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                    MORGAN STANLEY EUROPEAN GROWTH FUND INC.

                            Dated December 30, 2002



     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Manager") entered into a new Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the "Sub-Advisor"), thereby replacing the current Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. As a result, the following changes to the Statement of Additional Information ("SAI") are required:


     All references to the Sub-Advisor in the SAI shall now refer to Morgan Stanley Investment Management Limited.


     The definition of "Sub-Advisor" in the section of the SAI titled "Glossary of Selected Defined Terms" is hereby amended and replaced in its entirety by the following:


         "Sub-Advisor" -- Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.


     The second paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager and Sub-Advisor" is hereby amended and replaced in its entirety by the following:


         The Sub-Advisor is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.


     The fourth paragraph of the section of the SAI titled "INVESTMENT MANAGEMENT AND OTHER SERVICES -- Investment Manager and Sub-Advisor" is hereby amended and replaced in its entirety by the following:


         Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), effective August 11, 2003, between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. As compensation for its services, the Investment Manager will pay the Sub-Advisor on a monthly basis a portion of the net management fees it receives from the Fund. For the fiscal years ended October 31, 2000, 2001 and 2002, the former sub-advisor, Morgan Stanley Investment Management Inc., accrued total compensation under its sub-advisory agreement with the Investment Manager in the amounts of $9,081,701, $7,063,327 and $4,591,181, respectively.